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                                                                   EXHIBIT 10.21


[CHASE LOGO]

                      SEVENTH AMENDMENT TO CREDIT AGREEMENT

     THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated effective as of May 12, 2000 (the "Effective Date"), is among CRAFTMADE INTERNATIONAL, INC., a Delaware corporation, DUROCRAFT INTERNATIONAL, INC., a Texas corporation, TRADE SOURCE INTERNATIONAL, INC., a Delaware corporation, DESIGN TRENDS, LLC, a Delaware limited liability company (collectively, jointly and severally, "Borrower"), C/D/R INCORPORATED, a Delaware corporation ("C/D/R"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as agent ("Agent"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION and THE FROST NATIONAL BANK (collectively, "Lenders").

                              PRELIMINARY STATEMENT

     Agent, Lenders and Borrower are parties to a Credit Agreement dated as of May 30, 1996, as amended by a First Amendment dated as of October 8, 1996, a Second Amendment dated as of November 1, 1997, a Third Amendment dated as of July 1, 1998, a Fourth Amendment dated as of April 2, 1999, a Fifth Amendment (in letter form) dated as of August 11, 1999 and a Sixth Amendment dated as of November 12, 1999 (as so amended, the "Credit Agreement"). All capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment shall have the same meanings herein as in the Credit Agreement.

     Agent, Lenders and Borrower have agreed to amend the Credit Agreement to modify the terms of the existing indebtedness and provide for additional credit, subject to the terms and conditions of the Credit Agreement as amended hereby, and in which Design Trends, LLC, shall become a party hereto as of the date hereof, and to effect certain other desired changes.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, Agent, Lenders and Borrower hereby agree as follows:

     Section 1. Addition of Definitions. The following definitions are hereby added to Section 1 of the Credit Agreement:


     ""Craftmade Pledge Agreement" means the Pledge Agreement of Craftmade International, Inc., in favor of the Agent and the Lenders in substantially the form of EXHIBIT K hereto, as the same may be amended, supplemented or otherwise modified from time to time.

     ""Design Trends" means Design Trends, LLC, a Delaware limited liability company."

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     ""Dolan Northwest Pledge Agreement" means the Pledge Agreement of Dolan
     Northwest, LLC, a [DELAWARE] limited liability company, in favor of the Agent and the Lenders in substantially the form of EXHIBIT L hereto, as the same may be amended, supplemented or otherwise modified from time to time."

     ""Revolving Credit Commitment" shall mean, for each Lender, the obligation of such Lender to make Revolving Credit Loans in an aggregate principal amount at any one time outstanding up to but not exceeding $8,000,000 (in each case as the same may be reduced from time to time pursuant to Section 2.7). The aggregate principal amount of the Revolving Credit Commitments is $16,000,000."

     ""Revolving Credit Maturity Date" shall mean November 30, 2001."

     ""Revolving Credit Termination Date" shall mean November 29, 2001."

     ""Revolving Credit Loans" shall mean Advances under the Revolving Credit Commitment as provided for in Section 2.1."

     ""Revolving Credit Notes" shall mean the promissory notes provided for by
     Section 2.2(a) and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time."

     ""Term Loan Commitment" shall mean, for each Lender, the obligation of such Lender to make a Term Loan in the principal amount of $1,500,000. The original aggregate principal amount of the Term Loan Commitments is $3,000,000."

     ""Term Loan Maturity Date" shall mean May 12, 2001."

     ""Term Loan Notes" shall mean the promissory notes provided for by Section 2.2(b) and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time."

     ""Term Loans" shall mean an Advance under the Term Loan Commitment as provided for by Section 2.1."

     Section 2. Amendment of Definitions. The following definitions in Section 1 of the Credit Agreement are amended to read in their entirety as follows:

     ""Advance" means an advance of funds from time to time by Lenders to Borrower under the Revolving Credit Commitment and a one time advance of funds by Lenders to Borrower under the Term Loan Commitment."

     ""Applicable Rate" means:

          (a) during the period that an Advance is a Prime Rate Advance, the Prime Rate minus 1/2 of one percent (0.5%); and

SEVENTH AMENDMENT TO CREDIT AGREEMENT - PAGE 2

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          (b) during the period that an Advance is a Eurodollar Advance, the
     Eurodollar Rate plus (i) at all times when the most recent compliance certificate delivered in accordance with SECTION 7.1(c) shows that the Funded Debt to EBITDA Ratio is less than 1.0 to 1.0, one and one-quarter percent (1.25%), (ii) at all times when the most recent compliance certificate delivered in accordance with SECTION 7.1(c) shows that the Funded Debt to EBITDA Ratio is greater than or equal to 1.0 to 1.0, but less than 1.5 to 1.0, one and one-half percent (1.5%), and (iii) at all times when the most recent compliance certificate delivered in accordance with SECTION 7.1(c) shows that the Funded Debt to EBITDA Ratio is greater than or equal to 1.5 to 1.0, one and three-quarters percent (1.75%)."

     ""Borrowing Base" means, at any particular time, an amount equal to the sum of (a) eighty percent (80%) of Eligible Accounts, plus (b) fifty-five percent (55%) of Eligible Inventory, plus (c) prior to, but not on or after, the end of the fiscal quarter of Borrowing ending on or nearest September 30, 2000, $1,000,000; provided however, that the Eligible Inventory component of the Borrowing Base, determined without regard to clause (c) above, shall never be greater than fifty percent (50%) of the aggregate amount of outstanding Advances.

     ""Collateral" includes (a) all of the collateral covered by the Craftmade Security Agreement, the Durocraft Security Agreement, the Trade Source Security Agreement, the Craftmade Pledge Agreement, the Dolan Northwest Pledge Agreement and the Design Trends Security Agreement, (b) all of the issued and outstanding capital stock of Durocraft, Trade Source, and C/D/R, and the limited liability company interest of Design Trends, pledged to the Agent and the Lenders pursuant to the Stock Pledge Agreement, the Craftmade Pledge Agreement and the Dolan Northwest Pledge Agreement, (c) the issued and outstanding stock of the Hong Kong Companies pledged to the Agent and the Lenders (in the case of each Hong Kong Company being approximately 65% of the total issued and outstanding capital stock of such Hong Kong Company) and (d) the Assignment of Life Insurance."

     ""Closing Date" shall mean the date upon which the extension of credit is made under the Term Loan Commitment."

     ""Commitments" shall mean the Revolving Credit Commitments and the Term Loan Commitments, and Commitments means such obligation of all Lenders, as such amounts may be reduced pursuant to SECTION 2.7 or otherwise."

     Section 3. Amendment of Section 2.1. Section 2.1 is hereby amended to read in its entirety as follows:

     "Section 2.1 Advances. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make one or more Advances to Borrower from time to time from the date hereof to and including the Revolving Credit Termination Date under the Revolving Credit Commitment, and a single Advance to Borrower on the Closing Date under the Term Loan Commitment, provided that (a) the aggregate outstanding amount of all Advances shall not at any time exceed the lesser of the Commitments or the Borrowing Base and (b)


SEVENTH AMENDMENT TO CREDIT AGREEMENT - PAGE 3
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     the outstanding Advances supported only by the Eligible Inventory component of the Borrowing Base (without giving effect to clause (c) of the definition thereof) shall not at any time exceed fifty percent (50%) of the aggregate outstanding amount of all Advances. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, Borrower may borrow, repay, and, solely with respect to the Revolving Credit Commitment, reborrow hereunder."

     Section 4. Amendment of Section 2.2. Section 2.2 is hereby amended in its entirety to read as follows:

     "Section 2.2. The Notes. The obligation of Borrower to repay the Advances shall be evidenced by the Notes (as specified below) executed and delivered by Borrower, and payable to the order of each Lender, in the aggregate principal amount of the Commitments and dated the date of the Seventh Amendment to this Agreement.

     (a) Revolving Credit Note. The Revolving Credit Loans made by each Lender shall be evidenced by a single promissory note of Borrower substantially in the form of Exhibit A-1, dated the date of the Seventh Amendment to this Agreement, payable to such Lender in a principal amount equal to the amount of its Revolving Credit Commitment as originally in effect and otherwise duly completed.

     (b) Term Note. The Term Loan made by each Lender shall be evidenced by a single promissory note of Borrower substantially in the form of Exhibit A-2, dated the date of the Seventh Amendment to this Agreement, payable to such Lender in a principal amount equal to the amount of its Term Loan Commitment and otherwise duly completed."

     Section 5. Amendment of Section 2.3. Section 2.3 of the Credit Agreement is hereby amended to read in its entirety:

     "Section 2.3 Repayment of Advances. Borrower shall pay the unpaid principal amounts of all Revolving Credit Loans on the Revolving Credit Maturity Date. Borrower shall pay the unpaid principal amounts of each Lender's Term Loan in equal quarterly installments of $375,000 on each of August 12, 2000, November 12, 2000, February 12, 2001 and May 12, 2001."

     Section 6. Amendment of Section 6.18. Section 6.18 of the Credit Agreement is hereby amended to read in its entirety as follows:

     "Section 6.18 Security Interests and Liens. The Craftmade Security Agreement, the Craftmade Pledge Agreement, the Durocraft Security Agreement, the Trade Source Security Agreement, the Stock Pledge Agreement, the Design Trends Pledge Agreement and the Assignment of Life Insurance create in favor of the Agent and the Lenders valid and enforceable Liens on the Collateral described therein, securing the payment and performance of the Obligations, including without limitation, all future Advances pursuant to this Agreement and the Notes and all extensions, renewals and other modifications thereof. Upon the filing of Uniform Commercial Code Financing


SEVENTH AMENDMENT TO CREDIT AGREEMENT - PAGE 4
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     Statements naming Craftmade, Durocraft or Trade Source, as applicable, as debtor and the Agent as secured party in the applicable jurisdictions set forth in SCHEDULE 5 hereto and the release or assignment to Agent of the Liens described on SCHEDULE 6 hereto, the Liens created by the Loan Documents shall constitute perfected, first priority Liens upon the Collateral which shall be superior and prior to the rights of all third Persons now existing or hereafter arising."

     Section 7. Amendment of Section 7.1(i). Section 7.1(i) of the Credit Agreement is hereby amended to read in its entirety as follows:

          "(i) Borrowing Base Report and Accounts Receivable Aging Report. As soon as available, and in any event within thirty-five (35) days after the end of each calendar month, a consolidated Borrowing Base Report and an Accounts Receivable Aging Report, each certified by the chief executive officer or chief financial officer of Borrower."

     Section 8. Amendment of Section 8.4. The last proviso of Section 8.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

     "provided, however, that (i) so long as no Potential Default or Event of Default exists or would result, Borrower may purchase treasury stock during the fiscal quarter ending on or nearest to June 30, 2000 for a total consideration not to exceed $900,000 and (ii) at all times after the end of the fiscal quarter ending on or nearest to December 31, 2000, Borrower may purchase treasury stock only so long as the Consolidated Debt to Consolidated Tangible Net Worth Ratio is not greater than 2.0 to 1.0, and as a result of such purchase would not become over 2.0 to 1.0; in each case, as described in clauses (i) and (ii) immediately above, as evidenced by a Treasury Stock Purchase Compliance Certificate, substantially in the form of Exhibit F-1 attached hereto, submitted to Agent showing the effect of any potential treasury stock purchases contemplated by Borrower, including during a thirty (30) day period commencing on the earlier of (i) the date such Treasury Stock Purchase Compliance Certificate is sent to Agent or (ii) the date of the initial treasury stock purchase covered by such certificate."

     Section 9. Amendment of Section 9.1. Section 9.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

     "Section 9.1 Consolidated Debt to Consolidated Tangible Net Worth Ratio. Borrower will maintain a Consolidated Debt to Consolidated Tangible Net Worth Ratio of not greater than 2.6 to 1.0 at all times before September 30, 2000, of not greater than 2.4 to 1.0 at all times during the period from and including September 30, 2000 through and including December 30, 2000, and of not greater than 2.25 to 1.0 on December 31, 2000 and at all times thereafter."

     Section 10. Amendment of Section 9.2. Section 9.2 of the Credit Agreement is hereby amended to read in its entirety as follows:


SEVENTH AMENDMENT TO CREDIT AGREEMENT - PAGE 5
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     "Section 9.2 Capital Expenditures. Borrower will not permit the aggregate capital expenditures of Borrower and its Subsidiaries to exceed Six Hundred Thousand Dollars ($600,000) during any fiscal year; provided, however, that during the fiscal year ending June 30, 2001 such limitation shall instead be One Million Eight Hundred Thousand Dollars ($1,800,000)."

     Section 11. Amendment of Section 9.3. Section 9.3 of the Credit Agreement is hereby amended to read as follows:

     "Section 9.3 Funded Debt to EBITDA Ratio. Borrower will at all times maintain a Funded Debt to EBITDA Ratio, measured monthly in respect of the twelve most recently completed calendar months, of not greater than 2.0 to
     1.0 until December 31, 2000, and of not greater than 1.75 to 1.0 at all times thereafter."

     Section 12. Addition of Section 8.12. A new Section 8.12 of the Credit Agreement is hereby added, to read in its entirety as follows:

     "Section 8.12 Limited Liability Company Distributions. Borrower shall cause each distribution by Design Trends (which in any case shall occur no more frequently than quarterly) to not exceed twenty-five percent (25%) of Design Trend's Net Income (calculated as if Design Trends were a C corporation under the Code) for the preceding fiscal quarter."

     Section 13. Addition of Section 8.13. A new Section 8.13 of the Credit Agreement is hereby added, to read in its entirety as follows:

     "Section 8.13 Royalties, Etc. from Licensing Agreements. Borrower shall cause any and all current licensing agreements between Borrower, its Subsidiaries and affiliates, considered as one party in interest and/or Pat Dolan and his affiliates, considered as the other party in interest, to not be modified, amended or rescinded, without Agent's prior written consent. Without limiting the foregoing, neither of the two existing agreements will be modified to permit royalties or fees or other payments (other than distributions, limited as aforesaid) to Pat Dolan and/or his affiliates."

     Section 14. Amendment of Section 9.4. Section 9.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

     "Section 9.4 Fixed Charge Coverage Ratio. Borrower will at all times maintain a Fixed Charge Coverage Ratio of greater than 1.05 to 1.0. Such ratio shall be first determined for the fiscal quarter ending June 30, 2000; thereafter, the determination period shall accumulate until four consecutive fiscal quarters have been completed; thereafter, such ratio shall be determined with respect to the four most recently completed fiscal quarters."

     Section 15. Amendment and Restatement of Exhibits. Exhibit A to the Credit Agreement is hereby amended and restated in its entirety to be in the form of Exhibits A-1 and A-2 to this Amendment. Exhibits C, F and F-1 to the Credit Agreement are hereby amended and

SEVENTH AMENDMENT TO CREDIT AGREEMENT - PAGE 6

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restated in their entireties to be in the form of Exhibits C, F and F-1, respectively, to this Amendment.

     Section 16. Representations; No Event of Default. Borrower hereby represents and warrants to Agent and Lenders that:

- the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and delivered in connection with this Amendment have been authorized by all requisite corporate (or company, as applicable) action on the part of Borrower and Guarantor and will not violate the certificate of incorporation or articles of incorporation (or other charter documents), as applicable, or bylaws of any of Borrower or Guarantor; and

- neither the certificate of incorporation or articles of incorporation (or other charter documents), as applicable, nor bylaws of any of Borrower or Guarantor have been amended or revoked since May 30, 1996 (or, in the case of Design Trends, ever amended), except as certified in writing to Agent and Lenders by Borrower or Guarantor contemporaneously with the execution and delivery of this Amendment; and

- the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document, are true and correct on and as of the date hereof as though made on and as of the date hereof; and

- as of the date of this Amendment, no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default (and in this connection Lenders hereby waive the Events of Default that occurred prior to the date of this Agreement (a) under Section 9.1 and (b) of treasury stock purchases in excess of the limitation set forth in Section 8.4); and

- each of Borrower and Guarantor is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

     Section 17. Conditions Precedent. The effectiveness of this Amendment shall be subject to the following conditions precedent:

- Each Lender shall have received two promissory notes of Borrower payable to the order of such Lender, in substantially the form of EXHIBIT A-1 and EXHIBIT A-2 hereto, with appropriate completion, which promissory notes shall be in modification, increase and replacement of (but not in extinguishment of) that certain promissory note payable to such Lender in the form of EXHIBIT A to the Credit Agreement (before giving effect to this Amendment), and dated as of November 12, 1999 and in the stated maximum principal amount of $8,000,000; and

- Lenders shall have received the Craftmade Pledge Agreement (together with the limited liability company certificate, duly endorsed in blank, contemplated to be pledged thereby); and


SEVENTH AMENDMENT TO CREDIT AGREEMENT - PAGE 7
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-    Lenders shall have received the Dolan Northwest Pledge Agreement (together with the limited liability company certificate, duly endorsed in blank, contemplated to be pledged thereby); and

- Lenders shall have received a consent from Design Trends, LLC consenting to the pledge to the Agent of the limited liability company interest thereof held by Craftmade International, Inc.; and

- Lenders shall have received a consent from Design Trends, LLC, consenting to the pledge to the agent of the limited liability company interest thereof held by Dolan Northwest, LLC; and

- Lenders shall have received an assignment from Design Trends, LLC, assigning as collateral its interest under any and all current licensing agreements, including but not limited to, that certain licensing agreement among Dolan Northwest, LLC and Design Trends, LLC, dated August 3, 1999; and

- Lenders shall have received a consent from Dolan Northwest, LLC, consenting to the assignment of Design Trend, LLC's interest under any and all current licensing agreements, including but not limited to, that certain licensing agreement among Dolan Northwest, LLC and Design Trends, LLC, dated August 3, 1999; and

- Lenders shall have received Uniform Commercial Code financing statements or amendments executed by Design Trends, and covering such Collateral of Design Trends as the Agent may request, and Uniform Commercial Code termination statements, assignments or lien subordination agreements as the Agent may request; and

- Lenders shall have received a Secretary's Certificate from the secretary or assistant secretary of Borrower and Guarantor certifying and attaching appropriate corporate resolutions regarding the transactions contemplated hereby, and statements of incumbency; and

- Lenders shall have received such other documents incidental and appropriate to the transactions provided for herein as Lenders or their counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to Lenders; and

- All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for Lenders retained at the expense of Borrower.

     Section 18. Guaranty. C/D/R hereby acknowledges, consents and agrees to this Amendment and (a) acknowledges that its obligations under that certain Guaranty Agreement executed by it effective as of May 30, 1996, in favor of Agent and Lenders, includes a guaranty of all of the obligations, indebtedness and liabilities of Borrower under the Credit Agreement as amended by this Amendment (specifically including the increased principal amount of $19,000,000 potentially available under the Credit Agreement), (b) represents to Agent and Lenders that such


SEVENTH AMENDMENT TO CREDIT AGREEMENT - PAGE 8
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Guaranty remains in full force and effect and shall continue to be its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate, and that the prior amendments to the Credit Agreement and all documents executed in connection therewith have not operated, to reduce or discharge its obligations under such Guaranty.

     Section 19. Ratification. Borrower acknowledges that each of the Loan Documents is in all respects ratified and confirmed, and all of the rights, powers and privileges created by this Amendment or under the Loan Documents are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment. Except as expressly amended by this Amendment, the Credit Agreement is and shall be unchanged.

     Section 20. Liens and Security Interests. Borrower hereby extends and renews the Liens and security interests previously granted to Agent and Lenders and agrees that this Amendment shall in no manner affect or impair any Liens or security interests previously granted. Borrower hereby acknowledges that such Liens and security interests (a) secure all Debt to Lenders, specifically including the term loan facility created by this Amendment, and (b) are valid and existing.

     Section 21. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

     Section 22. Joint and Several; Loan Documents. Any and all obligations of Borrower under the Loan Documents are joint and several, whether or not expressly so stated. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement. The "Agreement" as used in the Credit Agreement is a reference to the Credit Agreement as amended by this Amendment. Borrower agrees, acknowledges and confirms that any and all references to Craftmade International, Inc., Durocraft International, Inc., and Trade Source International, Inc. as Borrower, shall now include Design Trends, LLC, as set forth in this Amendment, and that Design Trends is henceforth a Borrower for purposes of the Loan Documents and any and all documents issued in connection therewith, whether or not expressly so stated.

     Section 23. Enforceability. Borrower and Guarantor hereby represent and warrant that, as of the date of this Amendment, the Credit Agreement and all documents and instruments executed in connection therewith are in full force and effect and that there are no claims, counterclaims, offsets or defenses to any of such documents or instruments.

     Section 24. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

     THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENT THE FINAL


SEVENTH AMENDMENT TO CREDIT AGREEMENT - PAGE 9

AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

     BORROWER:                     CRAFTMADE INTERNATIONAL, INC.


                                   By: /s/ JAMES R. RIDINGS
                                      -----------------------------
                                   Name:    James R. Ridings
                                   Title:   Chief Executive Officer


                                   DUROCRAFT INTERNATIONAL, INC.


                                   By: /s/ JAMES R. RIDINGS
                                      -----------------------------
                                   Name:    James R. Ridings
                                   Title:   Chief Executive Officer


                                   TRADE SOURCE INTERNATIONAL, INC.


                                   By: /s/ JAMES R. RIDINGS
                                      -----------------------------
                                   Name:    James R. Ridings
                                   Title:   Chief Executive Officer



                                   DESIGN TRENDS, LLC


                                   By: /s/ JAMES R. RIDINGS
                                      -----------------------------
                                   Name:    James R. Ridings
                                   Title:   Chief Executive Officer






SEVENTH AMENDMENT TO CREDIT AGREEMENT - PAGE 10

          GUARANTOR:               C/D/R INCORPORATED


                                   By: /s/ CLIFFORD CRIMINGS
                                      -----------------------------
                                   Name:    Clifford Crimings
                                   Title:   President


          LENDERS:                 CHASE BANK OF TEXAS, NATIONAL
                                   ASSOCIATION, as Agent and as Lender


                                   By: /s/ JERRY G. PETREY
                                      -----------------------------
                                   Name:    Jerry G. Petrey
                                   Title:   Vice President


                                   THE FROST NATIONAL BANK


                                   By: /s/ D. MICHAEL RANDALL
                                      -----------------------------
                                   Name:    D. Michael Randall
                                   Title:   Senior Vice President





SEVENTH AMENDMENT TO CREDIT AGREEMENT - PAGE 11

                              BORROWING BASE REPORT
                                                                       EXHIBIT C

Chase Bank of Texas, National Association, as Agent
Attention:  Jerry G. Petrey, Vice President
500 East Border Street
P.O. Box 250
Arlington, Texas  76004

Gentlemen:

     This Borrowing Base Report, for the month ending ____________, ____, is executed and delivered pursuant to that certain Credit Agreement (the "Credit Agreement") dated as of May 30, 1996, as amended, among Craftmade International, Inc., DuroCraft International, Inc., Trade Source International, Inc., Chase Bank of Texas, National Association, as Agent, and the Lenders parties thereto. All capitalized terms used therein have the meanings assigned to them in the Credit Agreement.

     The undersigned, an authorized officer of Borrower, on behalf of Borrower hereby represents and warrants to Agent and Lenders that:

     - all information contained herein is true, correct and complete; and

     - the total Eligible Accounts and Eligible Inventory referred to below represent the Eligible Accounts and Eligible Inventory that qualify for purposes of determining the Borrowing Base under the Credit Agreement; and

     - attached hereto as Exhibit "A" is a true, correct and complete Accounts Receivable Aging Report dated as of the date hereof.

     1.   Eligible Accounts

     (a)  Gross Accounts                                                                       $__________

     (b)  Less:

          (i)  Accounts over 60 days past due                                                  $__________

          (ii) Accounts, not already included in (i), of any
               account debtor whose accounts total $150,000.00 or
               more if 20% of the dollar amount of all accounts
               of such account debtor are 60 days or more past
               due. [Applicable only if 18% or more of Borrower's
               total Accounts are 60 days or more past due. %
               currently past due _________].                                                  $__________


          (iii) Affiliate Accounts                                                             $__________

          (iv)  Accounts subject to setoff or dispute                                          $__________

          (v)   Other ineligibles                                                              $__________

          (vi)  Total Ineligible Accounts
                (sum of lines (i)-(v))                                                         $__________

     (c)  Total Eligible Accounts
          (line (a) minus line (b)(vi))                          $__________ x 80% =           $__________

     2.   Eligible Inventory

     (a)  Gross finished inventory
          (at lesser of cost or market)                                                        $__________

     (b)  Gross unassembled lamp parts
          (at lesser of cost or market)                                                        $__________

     (c)  Total Gross Inventory
          (sum of (a) + (b))                                                                   $__________

     (d)  Less:  Ineligibles                                                                   $__________

     (e)  Total Eligible Inventory
          (line (c) minus line (d))                              $__________ x 55% =           $__________

     3.   Total Borrowing Base

          (line 1(c) plus line 2(e) plus, if on or
          before the end of the fiscal quarter
          ending nearest September 30, 2000,
          $1,000,000)                                                                          $__________

     4.   Outstanding principal amount
          of Advances (including unpaid amounts
          of $_________ (please complete) under
          term loans in the original principal amount
          of $3,000,000)                                                                       $__________

     5.   Net Availability

          (a)   (Lesser of Commitments [minus
                outstanding face amount of Letters
                of Credit] or Borrowing Base
                (line 3)) minus line 4                           $__________

          (b)   Outstanding Advances supported


BORROWING BASE REPORT - PAGE 2

                by Eligible Inventory (not to
                exceed 50% of line 4)                            $__________

          (c)   Amount by which line 5(b)
                exceeds 50% of line 4                            $__________

     If the amount listed on line 5(a) is a negative number or if any amount is listed on line 5(c), then Borrower will promptly repay such amount plus accrued interest thereon to Agent, for the ratable benefit of Lenders, in accordance with the Credit Agreement.

     The undersigned authorized officer of Borrower further represents and warrants on behalf of Borrower to Agent and Lenders that the representations and warranties contained in Article 6 of the Credit Agreement and in each of the other Loan Documents are true and correct on and as of the date of this report as if made on and as of the date hereof, and that no Event of Default or Potential Default has occurred and is continuing.

Date:

                                   BORROWER:

                                   CRAFTMADE INTERNATIONAL, INC.

                                   By:
                                      -----------------------------
                                   Name:    Kathy Oher
                                   Title:   Chief Financial Officer


                                   DUROCRAFT INTERNATIONAL, INC.

                                   By:
                                      -----------------------------
                                   Name:    Kathy Oher
                                   Title:   Chief Financial Officer


                                   TRADE SOURCE INTERNATIONAL, INC.

                                   By:
                                      -----------------------------
                                   Name:    Kathy Oher
                                   Title:   Chief Financial Officer

                                   DESIGN TRENDS, LLC

                                   By:
                                      -----------------------------
                                   Name:
                                         --------------------------
                                   Title:
                                         --------------------------





BORROWING BASE REPORT - PAGE 3

                                   EXHIBIT "A"
                                       TO
                              BORROWING BASE REPORT


                        Accounts Receivable Aging Report

                    COVENANT COMPLIANCE CERTIFICATE                   EXHIBIT F


Chase Bank of Texas, National Association, as Agent
Attention:  Jerry G. Petrey, Vice President
500 East Border Street
P.O. Box 250
Arlington, Texas 76004

Gentlemen:

     This Covenant Compliance Certificate covers the period from __________, ___ to ___________, ____, and is delivered pursuant to that certain Credit Agreement (the "Credit Agreement") dated as of May 30, 1996, as amended, among Craftmade International, Inc., Design Trends, LLC, DuroCraft International, Inc., Trade Source International, Inc., Chase Bank of Texas, National Association, as Agent, and the Lenders parties thereto. All capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as set forth in the Credit Agreement.

     The undersigned, an authorized officer of Borrower, does hereby certify to Agent and Lenders that:

     1. No Default. To the best of the undersigned's knowledge, no Event of Default and no Potential Default has occurred and is continuing (or if an Event of Default or Potential Default has occurred and is continuing, Exhibit "A" attached hereto outlines the nature thereof and the action which is proposed to be taken by Borrower with respect thereto).

     2. Consolidated Debt to Consolidated Tangible Net Worth Ratio (calculated as provided for in Section 9.1 of the Credit Agreement)


          (a)  Consolidated Debt                                                $
                                                                                 ---------------

          (b)  Consolidated Tangible Net Worth                                  $
                                                                                 ---------------

          (c)  Ratio [(a) divided by (b)]
               (must not be greater than 2.6 before 9-30-2000; 2.4
               at 9-30-00 and thereafter until 12-30-00; 2.25 at
               12-31-00 and thereafter)
                                                                                 ---------------

     3.   Capital Expenditures

          (the beginning of current fiscal year through date hereof, must not exceed $600,000 in any fiscal year or, during
          the fiscal year ending June 2001, $1,800,000)                         $
                                                                                 ---------------

     4. Funded Debt to EBITDA Ratio (calculated with respect to the twelve most recently completed calendar months):


        (a)    Funded Debt                                       $
                                                                  --------------
               Net income
               (after interest & tax expenses)                   $
                                                                  --------------

               Plus: Interest Expense                            $
                                                                  --------------

               Plus:  Tax Expense                                $
                                                                  --------------

               Plus:  Depreciation                               $
                                                                  --------------

               Plus:  Amortization                               $
                                                                  --------------

        (b)    Equals: EBITDA                                    $
                                                                  --------------

               Funded Debt to EBITDA Ratio
               [(a) divided by (b)] (must not be greater
               than 2.0 until 12-31-2000 and 1.75 thereafter)     --------------


     5. Applicable Rate Determination (applies only with respect to Eurodollar Advances):

        The Applicable Rate shall be determined according to the following under the Funded Debt to EBIDTA Ratio, such ratio to be measured at end of each calendar quarter for purposes of the Eurodollar Advances.

               Funded Debt to EBIDTA ratio              Circle One
               ---------------------------              ----------
               Less than 1.0 to 1.0,
               Applicable Rate equals                   Eurodollar Rate + 1.25%

               Greater than or equal to 1.0 to 1.0
               but less than 1.5 to 1.0,
               Applicable Rate equals                   Eurodollar Rate + 1.5%

               Greater than or equal to 1.5 to 1.0
               Applicable Rate equals                   Eurodollar Rate + 1.75%


COVENANT COMPLIANCE CERTIFICATE - PAGE 2

     7. Fixed Charge Coverage Ratio (calculated as provided in Section 9.4 of the Credit Agreement) - must be greater than 1.05; determined first for the fiscal quarter ending June 30, 2000; thereafter determined on an accumulated basis until four consecutive quarters are achieved, and thereafter, with respect to the four most recently completed fiscal quarters.:

                           EBITDA                                               $
                                                                                 -----------------
                           Less:  cash Tax Expense                              $
                                                                                 -----------------
                           Less:  treasury stock repurchases                    $
                                                                                 -----------------
                           Equals:  Numerator (i.e., cash for coverage)         $
                                                                                 -----------------
                           Principal payments on Debt (including
                           prepayments of Mortgage Debt,
                           excluding payments on the revolver loan)             $
                                                                                 -----------------
                           Plus:  Interest Expense                              $
                                                                                 -----------------

                           Plus:  cash dividends                                $
                                                                                 -----------------
                           Equals:  Denominator (i.e., charges)                 $

                                                                                 -----------------

                           Numerator divided by denominator =                   ___________ to 1.0

     Attached hereto are Schedules setting forth the calculations supporting the computations set forth in Items 2, 3, 4, 5 and 6 of this Covenant Compliance Certificate. All information contained herein and on the attached Schedules is true, complete and correct.

     IN WITNESS WHEREOF, the undersigned has executed this certificate effective this ______ day of __________.

                                   CRAFTMADE INTERNATIONAL, INC.


                                   By:
                                      --------------------------------
                                   Name: Kathy Oher
                                   Title: Chief Financial Officer


                                   DUROCRAFT INTERNATIONAL, INC.


                                   By:
                                      --------------------------------
                                   Name: Kathy Oher
                                   Title: Chief Financial Officer









COVENANT COMPLIANCE CERTIFICATE - PAGE 3

                                   TRADE SOURCE INTERNATIONAL, INC.



                                   By:
                                      --------------------------------
                                   Name: Kathy Oher
                                   Title: Chief Financial Officer


                                   DESIGN TRENDS, LLC



                                   By:
                                      --------------------------------
                                   Name:
                                        ------------------------------

                                   Title:
                                         -----------------------------




COVENANT COMPLIANCE CERTIFICATE - PAGE 4

                                                                     EXHIBIT A-1
                              REVOLVING CREDIT NOTE


$8,000,000.00                    Dallas, Texas                      May 12, 2000

     FOR VALUE RECEIVED, the undersigned CRAFTMADE INTERNATIONAL, INC., a Delaware corporation, DUROCRAFT INTERNATIONAL, INC., a Texas corporation, DESIGN TRENDS, and TRADE SOURCE INTERNATIONAL, INC., a Delaware corporation (jointly and severally, "Maker"), hereby promise to pay to the order of ______ ("Payee"), at the offices of Agent at 2200 Ross Avenue, P.O. Box 660197, Dallas, Dallas County, Texas 75266-0197, in lawful money of the United States of America, the principal sum of EIGHT MILLION DOLLARS AND 00/100ths ($8,000,000.00), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance as hereinafter described.

     This Note is one of the Notes provided for in that certain Credit Agreement dated as of May 30, 1996 among Maker, Chase Bank of Texas, National Association (formerly named Texas Commerce Bank National Association) as Agent, and the Lenders parties thereto (as the same may be amended or otherwise modified from time to time, including most recently pursuant to that certain Seventh Amendment to Credit Agreement of even date herewith, the "Agreement"). Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Agreement. Reference is hereby made to the Agreement for provisions affecting this Note, including, without limitation, provisions regarding the limitation of interest charged hereunder, the Collateral securing this Note, Potential Defaults and Events of Default and Payee's rights arising as a result of the occurrence thereof.

     Subject to the terms of the Agreement, the outstanding principal balance hereunder shall bear interest prior to maturity at a varying rate per annum that shall from day to day be equal to the lesser of (a) the Maximum Rate or (b) the Applicable Rate, each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date of each change in the Applicable Rate or the Maximum Rate, as the case may be; provided, however, that if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest rate thereon to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest thereon below the Maximum Rate until such time as the aggregate amount of interest accrued thereon equals the aggregate amount of interest which would have accrued thereon if the interest rate specified in clause (b) preceding shall at all times been in effect. All outstanding principal advanced under this Note shall be due and payable on the Revolving Credit Maturity Date. Accrued and unpaid interest on this Note shall be due and payable on the last Business Day of each month, commencing May 31, 2000, at the end of each Interest Period and on the Revolving Credit Maturity Date. All past due principal and interest shall bear interest at the Default Rate.

     Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

     If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, then Maker agrees to pay all costs, expenses and fees incurred by the holder, including reasonable attorneys' fees.

     This Note shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This
Note is performable in Dallas County, Texas.

     Maker and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     Maker hereby authorizes the holder hereof to record in its records all advances made to Maker hereunder and all payments made on account of the principal hereof, which records shall be prima facie evidence as to the outstanding principal amount of this Note; provided, however, that any failure by the holder hereof to make any such records shall not limit or otherwise affect the obligations of Maker under the Agreement or this Note.

     This Note is made and given in modification and replacement of (but not in extinguishment of) that certain promissory note executed and delivered by Maker, payable to the order of Payee, dated as of July 1, 1998, and in the stated maximum principal amount of $7,000,000, as amended by that certain promissory note executed and delivered by Maker, payable to the order of Payee dated November 12, 1999, and in the stated maximum principal amount of $8,000,000.

     PURSUANT TO SECTION 346.004 OF THE TEXAS FINANCE CODE, CHAPTER 346 OF THE TEXAS FINANCE CODE SHALL NOT APPLY TO THIS NOTE, OR ANY ADVANCE OR LOAN EVIDENCED BY THIS NOTE.

     THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN MAKER AND PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF MAKER AND PAYEE. THERE ARE NO ORAL AGREEMENTS BETWEEN MAKER AND PAYEE.



PROMISSORY NOTE - PAGE 2

                                   CRAFTMADE INTERNATIONAL, INC.


                                   By:
                                      ---------------------------
                                   Name: James R. Ridings
                                   Title: Chief Executive Officer


                                   DUROCRAFT INTERNATIONAL, INC.


                                   By:
                                      ---------------------------
                                   Name:  James R. Ridings
                                   Title:  Chief Executive Officer


                                   TRADE SOURCE INTERNATIONAL, INC.


                                   By:
                                      ---------------------------
                                   Name:  James R. Ridings
                                   Title:  Chief Executive Officer


                                   DESIGN TRENDS, LLC


                                   By:
                                      ---------------------------
                                   Name:
                                   Title:


PROMISSORY NOTE - PAGE 3

                              TERM NOTE                             EXHIBIT A-2


$1,500,000.00                 Dallas, Texas                         May 12, 2000

     FOR VALUE RECEIVED, the undersigned CRAFTMADE INTERNATIONAL, INC., a Delaware corporation, DUROCRAFT INTERNATIONAL, INC., a Texas corporation, DESIGN TRENDS, and TRADE SOURCE INTERNATIONAL, INC., a Delaware corporation (jointly and severally, "Maker"), hereby promise to pay to the order of ______ ("Payee"), at the offices of Agent at 2200 Ross Avenue, P.O. Box 660197, Dallas, Dallas County, Texas 75266-0197, in lawful money of the United States of America, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS AND 00/100ths ($1,500,000.00), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance as hereinafter described.

     This Note is one of the Notes provided for in that certain Credit Agreement dated as of May 30, 1996 among Maker, Chase Bank of Texas, National Association (formerly named Texas Commerce Bank National Association) as Agent, and the Lenders parties thereto (as the same may be amended or otherwise modified from time to time, including most recently pursuant to that certain Seventh Amendment to Credit Agreement of even date herewith, the "Agreement"). Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Agreement. Reference is hereby made to the Agreement for provisions affecting this Note, including, without limitation, provisions regarding the limitation of interest charged hereunder, the Collateral securing this Note, Potential Defaults and Events of Default and Payee's rights arising as a result of the occurrence thereof.

     Subject to the terms of the Agreement, the outstanding principal balance hereunder shall bear interest prior to maturity at a varying rate per annum that shall from day to day be equal to the lesser of (a) the Maximum Rate or (b) the Applicable Rate, each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date of each change in the Applicable Rate or the Maximum Rate, as the case may be; provided, however, that if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest rate thereon to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest thereon below the Maximum Rate until such time as the aggregate amount of interest accrued thereon equals the aggregate amount of interest which would have accrued thereon if the interest rate specified in clause (b) preceding shall at all times been in effect. The outstanding principal of this Note shall be due and payable as set forth in the Credit Agreement, as amended. All past due principal and interest shall bear interest at the Default Rate.

     Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.

     If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, then Maker agrees to pay all costs, expenses and fees incurred by the holder, including reasonable attorneys' fees.

     This Note shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This
Note is performable in Dallas County, Texas.

     Maker and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     Maker hereby authorizes the holder hereof to record in its records all advances made to Maker hereunder and all payments made on account of the principal hereof, which records shall be prima facie evidence as to the outstanding principal amount of this Note; provided, however, that any failure by the holder hereof to make any such records shall not limit or otherwise affect the obligations of Maker under the Agreement or this Note.

     THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN MAKER AND PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF MAKER AND PAYEE. THERE ARE NO ORAL AGREEMENTS BETWEEN MAKER AND PAYEE.


                                   CRAFTMADE INTERNATIONAL, INC.


                                   By:
                                      ---------------------------
                                   Name: James R. Ridings
                                   Title: Chief Executive Officer


                                   DUROCRAFT INTERNATIONAL, INC.


                                   By:
                                      ---------------------------
                                   Name:  James R. Ridings
                                   Title:  Chief Executive Officer


PROMISSORY NOTE - PAGE 2

                                   TRADE SOURCE INTERNATIONAL, INC.


                                   By:
                                      ---------------------------
                                   Name:  James R. Ridings
                                   Title:  Chief Executive Officer


                                   DESIGN TRENDS, LLC


                                   By:
                                      ---------------------------
                                   Name:
                                         ------------------------
                                   Title:
                                         ------------------------


PROMISSORY NOTE - PAGE 3

                                                                     EXHIBIT F-1

                 TREASURY STOCK PURCHASE COMPLIANCE CERTIFICATE


Chase Bank of Texas, National Association, as Agent
Attention:  Jerry G. Petrey, Vice President
500 East Border Street
P.O. Box 250
Arlington, Texas 76004

Gentlemen:

     This Treasury Stock Purchase Compliance Certificate covers the period from __________, ____ to ___________, ____, and is delivered pursuant to that certain Credit Agreement (the "Credit Agreement") dated as of May 30, 1996, as amended, among Craftmade International, Inc., Design Trends, LLC, DuroCraft International, Inc., Trade Source International, Inc., Chase Bank of Texas, National Association, as Agent, and the Lenders parties thereto. All capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as set forth in the Credit Agreement.

     The undersigned, an authorized officer of Borrower, does hereby certify to Agent and Lenders that:

     1. No Default. To the best of the undersigned's knowledge, no Event of Default and no Potential Default has occurred and is continuing (or if an Event of Default or Potential Default has occurred and is continuing, Exhibit "A" attached hereto outlines the nature thereof and the action which is proposed to be taken by Borrower with respect thereto).

     2. Consolidated Debt to Consolidated Tangible Net Worth Ratio (calculated as provided for in Section 9.1 of the Credit Agreement)

          (a)  Consolidated Debt (including Debt to be incurred in connection
               with Proposed Treasury Stock Purchase(s))                             $
                                                                                      ----------------

          (b)  Consolidated Tangible Net Worth                                       $
                                                                                      ----------------

          (c)  Minus: Proposed Treasury Stock Purchase(s)                            $
                                                                                      ----------------

          (d)  Equals: Consolidated Tangible Net Worth (after Proposed Treasury
               Stock Purchase(s))                                                    $
                                                                                      ----------------

          (e)  Ratio [(a) divided by (d)] (must not be greater than 2.6 until
               9-30-2000; 2.4 at 9-30-2000 and thereafter through and at
               11-30-2000; 2.25 thereafter through and at 12-30-00; and 2.0
               thereafter)                                                           -----------------




TREASURY STOCK PURCHASE COMPLIANCE CERTIFICATE - PAGE 1

          In addition: Treasury Stock Purchases must not exceed $900,000 in the
          fiscal quarter ending/ended June 30, 2000. Compliance (circle one)         Yes          No

     Attached hereto are Schedules setting forth the calculations supporting the computations set forth in Item 2 of this Treasury Stock Purchase Compliance Certificate. All information contained herein and on the attached Schedules is true, complete and correct.









TREASURY STOCK PURCHASE COMPLIANCE CERTIFICATE - PAGE 2

     IN WITNESS WHEREOF, the undersigned has executed this certificate effective this ______ day of __________.



                                   CRAFTMADE INTERNATIONAL, INC.



                                   By:
                                      ---------------------------
                                   Name: Kathy Oher
                                   Title: Chief Financial Officer


                                   DUROCRAFT INTERNATIONAL, INC.


                                   By:
                                      ---------------------------
                                   Name: Kathy Oher
                                   Title: Chief Financial Officer


                                   TRADE SOURCE INTERNATIONAL, INC.


                                   By:
                                      ---------------------------
                                   Name: Kathy Oher
                                   Title: Chief Financial Officer


                                   DESIGN TRENDS, LLC.


                                   By:
                                      ---------------------------
                                   Name:
                                        -------------------------
                                   Title:
                                        -------------------------







TREASURY STOCK PURCHASE COMPLIANCE CERTIFICATE - PAGE 3